SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **DENARII RESOURCES INC.**, did on March 23, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on March 24, 2006.

DEAN HELLER
Secretary of State

By

Certification Clerk

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
E0221302006-3
Document Number:
20060182538-75

Date Filed:
3/23/2006 3:56:04 PM
In the office of
[signature]

Dean Heller
Secretary of State

Articles of Incorporation
(PURSUANT TO NRS 78)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	DENARII RESOURCES INC.
2. Resident Agent Name and Street Address: *(must be a Nevada address where process may be served)*	CSC Services of Nevada, Inc. Name 502 East John Street, Carson City, NEVADA 89706 Street Address, City, Zip Code Optional Mailing Address, City, State, Zip Code
3. Shares: *(number of shares corporation authorized to issue)*	Number of shares with par value: 3,000,000 Par value: $ .001 Number of shares without par value:
4. Names & Addresses, of Board of Directors/Trustees: *(attach additional page if there is more than 3 directors/trustees)*	1. CHRIS LORI Name 510-999 WEST HASTINGS STREET, VANCOUVER, BC, CN, V6C 2W2 Street Address, City, State, Zip Code 2. ESTHER BRINER Name 510-999 WEST HASTINGS STREET, VANCOUVER, BC, CN, V6C 2W2 Street Address, City, State, Zip Code 3. Name Street Address, City, State, Zip Code
5. Purpose: *(optional–see instructions)*	The purpose of this Corporation shall be:
6. Names, Address and Signature of Incorporator: *(attach additional page if there is more than 1 incorporator)*	CSC SERVICES OF NEVADA, INC. [signature] Name, Signature 502 E JOHN STREET, CARSON CITY, NV, 89706 Address, City, State, Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. CSC Services of Nevada, Inc. By: [signature] Authorized Signature of R.A. or On Behalf of R.A. Company Date

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Filing Acknowledgement

March 23, 2006

Job Number
C20060323-2394

Corporation Number
E0221302006-3

Filing Description	**Document Filing Number**	**Date/Time of Filing**
Articles of Incorporation	20060182538-75	March 23, 2006 03:56:04 PM

Corporation Name
DENARII RESOURCES INC.

Resident Agent
CSC SERVICES OF NEVADA, INC.

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

DEAN HELLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Certified Copy

March 24, 2006

Job Number: C20060323-2394
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	**Description**	**Number of Pages**
20060182538-75	Articles of Incorporation	1 Pages/1 Copies

Respectfully,

DEAN HELLER
Secretary of State

By

Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138